Exhibit 32.1
Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the
Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Progress Software Corporation (the Company) for the three months ended August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Report), each of the undersigned, Joseph W. Alsop, Chief Executive Officer, and Norman R. Robertson, Senior Vice President, Finance and Administration and Chief Financial Officer, of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH W. ALSOP Chief Executive Officer	/s/ NORMAN R. ROBERTSON Senior Vice President, Finance and Administration and Chief Financial Officer

Date: October 10, 2008	Date: October 10, 2008